SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 6, 2011

ABSOLUTE LIFE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53446	71-1013330
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

45 Broadway, 6th Floor

New York, NY 10006

(Address of principal executive offices)

(212) 201-4070

(Registrant’s telephone number, including area code)

_______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous Independent Registered Public Accounting Firm

Effective as of January 6, 2011, Absolute Life Solutions, Inc. (the “Company”), pursuant to authority of the Company’s Board of Directors dismissed Dale Matheson Carr-Hilton LaBonte LLP (“Dale Matheson”) as the Company’s independent registered public accounting firm.  Dale Matheson had previously been engaged as the principal accountant to audit our financial statements.

Dale Matheson’s reports with respect to our financial statements for the fiscal years ended August 31, 2009 and 2010 did not contain an adverse opinion  or disclaimer of opinion (except to our continuance as a “going concern”) , nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years and through the date of dismissal on January 6, 2011, there were no disagreements with Dale Matheson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Dale Matheson, would have caused it to make reference to the matter in connection with its reports.

We had made the contents of this Current Report available to Dale Matheson and requested it to furnish a letter addressed to the SEC as to whether Dale Matheson agrees or disagrees with, or wishes to clarify our expression of, our views, or containing any additional information.  A copy of Dale Matheson’s letter to the SEC is included as Exhibit 16.1 to this Current Report.

New Independent Registered Public Accounting Firm

On January 10, 2011, , the Company’s Board of Directors appointed Marcum LLP (“Marcum”) as our new independent registered public accounting firm to perform auditing services commencing with the fiscal year ending August 31, 2011.

During our two most recent fiscal years and the subsequent interim periods through January 10, 2011 (the date of engagement of Marcum), we did not consult Marcum regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 7.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

      No.   Exhibits

      ---      --------

     16.1   Letter from Dale Matheson Carr-Hilton LaBonte LLP, dated January 11, 2011, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  January 11, 2011

ABSOLUTE LIFE SOLUTIONS, INC.

By:	/s/ Avrohom Oratz
Avrohom Oratz
Treasurer and Chief Financial Officer